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                                                                    Exhibit 10.3

                FIRST AMENDMENT TO AND EXTENSION OF NON-RECOURSE
                    PROMISSORY NOTE SECURED BY DEED OF TRUST

                This First Amendment to and Extension of Non-Recourse Promissory Note Secured by Deed of Trust ("Amendment") is made this 11th day of April, 2002 by and between TC KEARNY VILLA LP, a Delaware limited partnership ("Borrower"), and DELTA DESIGN, INC., a Delaware corporation ("Lender").

                                    RECITALS

                A. Lender made a loan to Borrower in the original principal amount of Nine Million Three Hundred Seventy-Five Thousand and 00/100 Dollars ($9,375,000.00) (the "Loan"), evidenced by that certain Non-Recourse Promissory Note Secured by Deed of Trust dated April 11, 2001 (the "Note"), and secured by a Deed of Trust With Assignment of Rents (the "Deed of Trust"), recorded on April 16, 2001 as Document Number 2001-0231974 in the San Diego County Recorder's Office, encumbering certain real property owned by Trustor, as more particularly described in the Deed of Trust.

                B. Borrower and Lender have agreed, among other things, to extend the Maturity Date (as defined in the Note), and to amend the Note, subject to the terms and conditions set forth herein.

                C. Capitalized terms used but not defined herein shall have their meanings set forth in the Note.

                                    AGREEMENT

                NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                (1) Maturity Date. The "Maturity Date" under the Note is hereby revised to mean March 31, 2003, and, accordingly, notwithstanding anything to the contrary contained in the Note, Deed of Trust, or any other document, the then outstanding principal balance of the Note, together with all interest unpaid and accrued thereon shall be due and payable on March 31, 2003.

                (2) Borrower Payments. Concurrently upon Borrower's execution of this Amendment, in consideration of the extension granted herein, Borrower shall pay to Lender the amount of One Hundred Ninety Thousand Nine Hundred Ninety-Five and 12/100 Dollars ($190,995.12) as a reduction of principal owing under the Note, which amount represents principal for the period from April 11, 2001 through April 10, 2002, assuming a 20 year amortization schedule (Borrower shall not be required to pay any additional amounts in consideration of the extension). Accordingly, from and after the date hereof, the outstanding principal balance of the Note will equal Nine Million One Hundred Eighty-Four Thousand Five Hundred Fourteen and 88/100 Dollars ($9,184,004.88) (unless and until the principal balance of the Note is further reduced, if at all, in which event , the interest payments under the Note shall be reduced accordingly). Notwithstanding the foregoing, Borrower shall not be obligated to pre-pay any additional amounts with respect to the principal balance of the



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Note or otherwise, and payments under the Note shall remain as interest only payments (on the then outstanding principal amount of the Note), as set forth in
Section 2 (a) of the Note.

                (3) Facsimile. Each party hereto, and its respective successors and assigns shall be authorized to rely upon the signatures of all of the parties hereto on this Amendment which are delivered by facsimile as constituting a duly authorized, irrevocable, actual, current delivery of this Amendment with original ink signatures of each person and entity.

                (4) Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of California.

                (5) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which when taken together, shall constitute one and the same instrument.

                (6) Note in Full Force. Except as set forth herein, the terms and conditions of the Note shall remain unmodified and in full force and effect, and nothing contained herein shall be deemed to increase the amounts owing under the Loan, Note or Deed of Trust.

                (7) Authority. Borrower and Lender each have, or will have, the legal power, right and authority to enter into Amendment and to consummate the transactions contemplated hereby. Borrower and Lender each represent and warrant to the other that each individual executing this Amendment has the legal power, right and actual authority to execute this Amendment and to bind Borrower and Lender, as applicable, to the terms and conditional hereof.

                IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date first written above.


                                        "BORROWER"

                                        TC KEARNY VILLA LP,
                                        a Delaware limited partnership

                                        By: Trammell Crow So. Cal., Inc.,
                                            a Delaware corporation

                                        By: /s/ Dorsey B. Abshier
                                           -------------------------------------
                                        Name: Dorsey B. Abshier
                                             -----------------------------------
                                        Its:  Vice President
                                            ------------------------------------

                                        "LENDER"

                                        DELTA DESIGN, INC.,
                                        a Delaware corporation

                                        By: /s/ John H. Allen
                                           -------------------------------------
                                        Name: John H. Allen
                                             -----------------------------------
                                        Its:  Vice President
                                            ------------------------------------



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